UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2024

Lineage Cell Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

California	001-12830	94-3127919
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2173 Salk Avenue, Suite 200
Carlsbad, California		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 287-8990

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	LCTX	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 22, 2024, Lineage Cell Therapeutics, Inc. (the “Company” or “Lineage”), entered into a sales agreement (the “Sales Agreement”) with B. Riley Securities, Inc. (the “Sales Agent”), under which the Company may offer and sell its common shares from time to time through the Sales Agent as the Company’s sales agent. Sales of the Company’s common shares through the Sales Agent, if any, will be made by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”), including without limitation sales made directly on the NYSE American or any other existing trading market for the common shares. The Sales Agent will use commercially reasonable efforts to sell the Company’s common shares from time to time, based on instructions from the Company (including any price, time or size limits or other parameters or conditions the Company may impose). The Company will pay the Sales Agent a commission of up to 3.0% of the aggregate gross proceeds from the sales of common shares sold through the Sales Agent under the Sales Agreement. The Company also provided the Sales Agent with customary indemnification and contribution rights.

The Company is not obligated to make any sales of common shares under the Sales Agreement. The offering of the Company’s common shares under the Sales Agreement will terminate upon the termination of the Sales Agreement in accordance with its terms.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as an exhibit to this report and is incorporated herein by reference. This report also incorporates by reference the Sales Agreement into the registration statement on Form S-3 described below.

The Company’s common shares are being offered and sold pursuant to the Company’s effective shelf registration statement on Form S-3 and an accompanying prospectus (Registration Statement No. 333- 254167) declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on March 19, 2021 (the “March 2021 Registration Statement”) and pursuant to a prospectus supplement dated March 22, 2024. On March 7, 2024, the Company filed with the SEC a shelf registration statement on Form S-3 and an accompanying prospectus (Registration Statement No. 333-277758) (the “New Registration Statement”). Under Rule 415(a)(5) of the Securities Act, the Company’s securities registered under the March 2021 Registration Statement may be offered and sold only if not more than three years have elapsed since the initial effective date of such registration statement, provided, however, that because the New Registration Statement has been filed pursuant to Rule 415(a)(5) of the Securities Act and the New Registration Statement is not an automatic shelf registration statement, (i) securities covered by the March 2021 Registration Statement may continue to be offered and sold until the earlier of the effective date of the New Registration Statement or 180 days after the third anniversary of the initial effective date of the March 2021 Registration Statement; and (ii) a continuous offering of securities covered by the March 2021 Registration Statement that commenced within three years of the initial effective date of the March 2021 Registration Statement may continue until the effective date of the New Registration Statement if such offering is permitted under the New Registration Statement.

A copy of the opinion of Sheppard Mullin Richter & Hampton LLP regarding the common shares to be sold under the Sales Agreement is filed as an exhibit to this report.

Item 8.01 Other Events.

Termination of Prior “At-the-Market” Offering Program and Offering

Effective as of March 18, 2024, the Controlled Equity Offering Sales Agreement dated May 1, 2024 (the “Prior Sales Agreement”) between the Company and Cantor Fitzgerald & Co. (“Cantor”) was terminated pursuant to notice delivered by the Company to Cantor. The Company previously filed prospectus supplements (most recently on February 6, 2024) to the March 2021 Registration Statement (all such prospectus supplements to such registration statement, the “Prior ATM Prospectus Supplement”) related to the offer and sale of its common shares under the Prior Sales Agreement. Through the date of termination of the Prior Sales Agreement, the Company had sold common shares having an aggregate offering price of approximately $6,661,000 under the Prior ATM Prospectus Supplement. As a result of the termination of the Prior Sales Agreement, the Company may not further sell any of its common shares under the Prior Sales Agreement and the Prior ATM Prospectus Supplement, and the offering of the Company’s shares thereunder, was terminated.

OPC1

On March 12, 2024, the Company received written correspondence from the U.S. Food and Drug Administration (“FDA”) regarding its Investigational New Drug Application, as amended (“IND”), for OPC1, an investigational allogeneic oligodendrocyte progenitor cell transplant for the treatment of spinal cord injury (“SCI”), as it relates to the Company’s proposed DOSED (Delivery of Oligodendrocyte Progenitor Cells for Spinal Cord Injury: Evaluation of a Novel Device) clinical study to evaluate the safety and utility of a novel spinal cord delivery device to administer OPC1 to the spinal parenchyma in SCI patients. Per the correspondence, the FDA advised that due to significant workload and conflicting PDUFA priorities at the agency, its review of the IND and the DOSED study protocol is still ongoing and requested that the Company not initiate the proposed clinical study until it has received FDA feedback, which the FDA anticipates providing by April 26, 2024. The FDA also provided in that communication an initial clinical information request, for which the Company subsequently submitted a proposed resolution and, on March 18, 2024, the FDA stated in additional written correspondence that the Company’s proposal to the initial clinical request was acceptable. Such resolution does not involve any additional activities that would delay commencement of the DOSED study. The Company intends to timely respond to any additional feedback and/or information requests the FDA may provide as it continues its review of the IND and clinical protocol. In parallel, the

Company continues to focus on customary trial preparations and related activities to support opening its first clinical study site for the DOSED study in the second quarter of 2024, as per its previous guidance.

Forward-Looking Statements

The report contains forward-looking statements. All statements, other than statements of historical facts, contained in this report are forward-looking statements. In some cases, forward-looking statements can be identified by terms such as “believe,” “may,” “will,” “anticipate,” “expect,” “estimate,” “continue,” “intend,” “plan,” “potential,” “could,” “can,” “seek,” “should,” “would,” “project,” “target,” “tend to,” or the negative version of these words and similar expressions. In this report, forward-looking statements include, but are not limited to, statements regarding the Company’s expectations relating to its ability to address FDA comments and/or information requests in a timely manner, the timing of receipt of potential additional FDA feedback, and the timing of opening the first clinical site in the DOSED clinical study. The Company cautions you that forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by the forward-looking statements in this report, including, but not limited to, the following risks: the nature and scope of additional feedback or information requests from the FDA; that the time and resources required to respond to and resolve FDA comments and/or information requests relating to the IND may be significantly greater than the Company currently anticipates; that the FDA may not allow the DOSED clinical study to commence at the time the Company plans to initiate it or at all; and those risks and uncertainties inherent in the Company’s business and other risks discussed in the Company’s filings with the SEC. The Company’s forward-looking statements are based upon its current expectations and involve assumptions that may never materialize or may prove to be incorrect. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. Further information regarding these and other risks is included under the heading “Risk Factors” in the Company’s periodic reports with the SEC, including the Company’s most recent Annual Report on Form 10-K filed with the SEC and its other reports, which are available from the SEC’s website. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to update the forward-looking statements in this report to reflect events that occur or circumstances that exist after the date of this report, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1*	Sales Agreement, dated March 22, 2024, by and between Lineage Cell Therapeutics, Inc. and B. Riley Securities, Inc.
5.1	Opinion of Sheppard Mullin Richter & Hampton LLP
23.1	Consent of Sheppard Mullin Richter & Hampton LLP (incorporated into Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K because such schedules and exhibits do not contain information which is material to an investment or voting decision or which is not otherwise disclosed in the filed agreements. The Company will furnish the omitted schedules and exhibits to the SEC upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lineage Cell Therapeutics, Inc.

Date:	March 22, 2024	By:	/s/ George A. Samuel III
		Name: Title:	George A. Samuel III General Counsel and Corporate Secretary